Exhibit 10(o)

THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1993, AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT AS TO THE SECURITIES UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS OR THE AVAILABILITY OF AN EXEMPTION FROM REGISTRATION UNDER SAID ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

                           STOCK SUBSCRIPTION WARRANT
                        to Purchase 20,000 Shares of the
                        Common Stock, $.001 Par Value, of
                       SANDBOX ENTERTAINMENT CORPORATION,
                     a Delaware corporation (the "Company")

                  DATE OF INITIAL ISSUANCE: As of June 20, 1997

         THIS CERTIFIES THAT for value received, CNNSI, a division of Cable News Network, Inc., or its registered assigns (hereinafter called the "Holder") is entitled to purchase from the Company, at any time during the Term of this Warrant, Twenty Thousand (20,000) shares of common stock, $.001 par value, of the Company (the "Common Stock"), at the Warrant Price, payable in lawful money of the United States of America, to be paid upon the exercise of this Warrant. The exercise of this Warrant shall be subject to the provisions, limitations and restrictions herein contained and may be exercised in whole or in part.

         1. Definitions. For all purposes of this Warrant, the following terms shall have the meanings indicated:

Common Stock shall mean the Company's authorized Common Stock, $.001 par value as constituted at the date of this Warrant.

Term of this Warrant shall mean the period beginning on the date of initial issuance hereof and ending thirty (30) days after termination of that certain Co-Branding and Marketing Agreement dated June 20, 1997, by and between Holder and Company, provided that if such Agreement is terminated by Holder due to an uncured breach of such Agreement by the Company, then the term of this Warrant shall end on the first anniversary of such termination.

Warrant Price shall mean Two Dollars ($2.00) per share, subject to adjustment in accordance with Section 5 and Section 10.

Warrant Shares shall mean the shares of Common Stock purchased or purchasable by the Holder of this Warrant upon exercise hereof.

         2. Exercise of Warrant. The Warrant shall be exercised, if at all, only as follows:

                  (a) The purchase rights represented by this Warrant are exercisable by the Holder at any time and from time to time at and after the date of initial issuance hereof and prior to the expiration of the term of this Warrant. To exercise this Warrant in whole or in part, the Holder shall deliver to the Company at its principal office, at any time and from time to time during the Term of this Warrant: (i) the notice of exercise in the form attached hereto as Exhibit A, (ii) cash, certified or official bank check payable to the order of the Company, wire transfer of funds to the Company's account, or the surrender of evidence of any indebtedness of the Company to the Holder (or any combination of the foregoing) in the amount of the Warrant Price for each share being purchased, and (iii) this Warrant. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

                  (b) Notwithstanding any contrary provisions in this Warrant, if the Current Market Price (as defined in Section 2(c) below) exceeds the Warrant Price at the date immediately preceding the date of exercise of this Warrant, instead of exercising this Warrant as described in Section 2(a) above, the Holder may elect to receive Warrant Shares equal to the value of this Warrant (or the portion thereof being exercised), by delivering to the Company at its principal office, at any time and from time to time during the Term of this Warrant: (i) the notice of exercise in the form attached hereto as Exhibit A, and (ii) this Warrant, in which event the Company shall issue to the Holder a number of Warrant Shares calculated using the following formula:

                                     WS = WCS x (CMP-WP)
                                     -------------------
                                            CMP,

         where WS  = the number of Warrant Shares to be issued to the Holder,

               WCS = the number of Warrant Shares purchasable under the Warrant, or if only a portion of the Warrant is being exercised, the portion of the Warrant being exercised at the date of such calculation,

               CMP = the Current Market Price (as defined in Section 2(c) below)
                     at the date of such calculation, and

               WP  = the  Warrant  Price,  as  adjusted  to  the  date  of  such calculation.

                  (c) For the purpose of any  calculation  made pursuant to this
Section 2, the "Current Market Price" at any date of one share of Common Stock shall be deemed to be the average of the daily closing bid and asked prices for the Common Stock quoted in the Over-The-Counter Market Summary or the last reported sale price of the Common Stock or the closing price quoted on the NASDAQ National Market System or on any exchange on which the Common Stock is listed, whichever is applicable, as published in the appropriate edition of the Wall Street Journal for the five (5) trading days immediately prior to the date of exercise of this Warrant; provided, however, that if the Common Stock is not traded in such manner that the quotations referred to in this Section 2(c) are available for the period required hereunder, the Current Market Price shall be the fair market value of the Common Stock, as agreed to by the Company and the Holder. The parties hereto hereby agree that any dispute or controversy arising out of, relating to, or concerning the Current Market Price, shall be settled by arbitration to be held in Phoenix, Arizona. Either party may give written notice of such dispute or controversy to the other party. Except as provided in this Warrant, the arbitration shall be in accordance with the rules then in effect of the American Arbitration Association. The arbitrator shall have the jurisdiction to hear and rule on pre-hearing disputes and is authorized to hold pre-hearing conferences by telephone or in person, as the arbitrator deems necessary. The arbitrator may grant injunctions or other relief in such dispute or controversy. The decision of the arbitrator shall be final, conclusive and binding on the parties to the arbitration. Judgment may be entered on the arbitrator's decisions in any court having jurisdiction. Each party shall pay one-half of the costs and expenses of such arbitration, and each shall separately pay for individual counsel fees and expenses. Notwithstanding the foregoing, in the event the Warrant is exercised in connection with the Company's initial public offering of Common Stock, the fair market value per share shall be the per share offering price to the public of the Company's initial public offering.

                  (d) Each certificate for Warrant Shares shall bear the following legend (and any additional legend required by (i) any applicable state securities laws, (ii) any securities exchange upon which such Warrant Shares may, at the time of such exercise be listed) on the face thereof, unless at the time of exercise, such Warrant Shares shall be registered under the Securities Act of 1933, as amended (the "Securities Act"), (iii) are sold to the public pursuant to Securities and Exchange Commission ("SEC") Rule 144, or (iv) become eligible for sale under SEC Rule 144(k);

         "THE SHARES OF STOCK REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNDER APPLICABLE STATE SECURITIES LAWS, AND MAY NOT BE SOLD OR TRANSFERRED IN THE ABSENCE OF SUCH REGISTRATION OR ANY EXEMPTION THEREFROM UNDER SAID ACT AND APPLICABLE STATE SECURITIES LAWS."

         3. Covenants As to Common Stock. The Company covenants and agrees that:
(i) all shares of Common Stock that may be issued upon the exercise of this Warrant will, upon issuance, be validly issued, fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof;
(ii) it will pay when due and payable any and all federal and state taxes (other than federal or state income taxes, if any, which shall remain Holder's responsibility) that may be payable in respect of the issue of this Warrant or any Common Stock or the Warrant Shares; (iii) it will at all times have authorized and reserved, free from preemptive rights, a sufficient number shares of Common Stock to provide for the exercise of the rights represented by this Warrant; (iv) if any shares of capital stock to be reserved for the purpose of the issuance of shares upon the exercise of this Warrant require registration with or approval of any governmental authority under any federal or state law before such shares may be validly issued or delivered upon exercise, then the Company shall in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be; and (v) if and so long as the Common Stock issuable upon the exercise of this Warrant is listed on any national securities exchange, the Company, will, if permitted by the rules of such exchange, list and keep listed on such exchange, upon official notice of issuance, all shares of such Common Stock issuable upon exercise of this Warrant.

         4. Adjustment of Number of Shares. Upon each adjustment of the Warrant Price as provided in Section 5 below, the Holder shall thereafter be entitled to purchase, at the Warrant Price resulting from such adjustment, the number of shares (calculated to the nearest 1/10th of a share) obtained by multiplying the Warrant Price in effect immediately before such adjustment by the number of shares purchasable pursuant hereto immediately before such adjustment, and dividing the product thereof by the Warrant Price resulting from such adjustment.

         5. Adjustment of Warrant Price. The Warrant Price shall be subject to adjustment from time to time as follows:

                  (a) If, at any time during the term of this Warrant, the number of shares of Common Stock outstanding is increased by a stock dividend payable in shares of Common Stock or by a subdivision or split-up of shares of Common Stock, then, following the record date fixed for the determination of Holders of Common Stock entitled to receive such stock dividend, subdivision or split-up, the Warrant Price shall be appropriately decreased in proportion to such increase in outstanding shares.

                  (b) If, at any time during the term of this Warrant, the number of shares of Common Stock outstanding is decreased by a combination of the outstanding shares of Common Stock, then, following the record date for such combination, the Warrant Price shall appropriately increase in proportion to such decrease in outstanding shares.

                  (c) All calculations under this Section 5 shall be made to the nearest cent or to the nearest 1/10th of a share, as the case may be.

                  (d) If the Company proposes to take any action of the types described in Section 5(a) or (b), the Company shall forward at the same time and in the same manner, to the Holder of this Warrant, such notice, if any, that the Company shall give to the Holders of capital stock of the Company.

         6. Transfers. The Company may deem and treat the person in whose name this Warrant is registered as the Holder and owner hereof. Subject to the provisions of Section 11 hereof, this Warrant and all rights hereunder are transferable, in whole or in part.

         7. Mergers, Consolidations, Sales. In the case of any proposed consolidation or merger of the Company with another entity, or the proposed sale of all or substantially all of its assets to another person or entity, or any proposed reorganization or reclassification of the capital stock of the Company, then, as a condition of any such consolidation, merger, sale, reorganization or reclassification, lawful and adequate provision shall be made pursuant to which the Holder of this Warrant shall thereafter have the right to receive upon the basis and upon the terms and conditions specified herein, in lieu of the shares of Common Stock of the Company immediately purchasable hereunder, such shares of stock, securities or assets as may, by virtue of such consolidation, merger, sale, reorganization or reclassification, be issued or payable with respect to or in exchange for the number of shares of such Common Stock purchasable hereunder immediately before such consolidation, merger, sale reorganization or reclassification. The Company shall forward at the same time and in the same manner, to the Holder of this Warrant, such notice, if any, that the Company shall give to the Holders of capital stock of the Company with respect to any proposed transaction described above or any distribution of assets of the Company in dissolution or liquidation, or any extraordinary dividend or other distribution on its Common Stock except out of earned surplus or by way of a stock dividend payable in shares of its Common Stock. This Warrant shall be binding upon any corporation or other person or entity succeeding to the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets.

         8.  Lockup  Letter.  Holder  agrees  to  execute  and  deliver  to  the underwriters in connection with any Company-initiated firm commitment underwritten offering and registration a "lock-up" letter requested, if at all, by such underwriters, regarding limitations on the transfer by Holder of Common Stock for a period after effectiveness of such registration provided such "lock-up" letter is on the same terms and conditions as are requested by the underwriters from all other selling shareholders; and provided, further, that any such limitations shall not exceed a period of 180 days from the date of the effectiveness of such registration.

         9. Notices. Any notice or other document required or permitted to be given or delivered to the Holder shall be delivered at, or sent by certified or registered mail to, the Holder at One CNN Center, Box 105366, Atlanta, GA 30348-5366, Attention: Steve Zales, with a copy to Donna Lewis, Esquire, at the same address, or to such other address as shall have been furnished to the Company in writing by the Holder. Any notice or other document required or permitted to be given or delivered to the Company shall be delivered at or sent by registered or certified mail to, the Company at 2231 East Camelback Road, Suite 324, Phoenix, AZ 85016, or to such other address as shall have been furnished in writing to the Holder by the Company. Any notice so addressed and mailed by registered or certified mail shall be deemed to be given when so mailed. Any notice so addressed and otherwise delivered shall be deemed to be given when actually received by the addressee.

         10. Representations and Warranties of Company. Company represents and warrants to Holder as follows:

                  (a) Organization and Standing; Charter and Bylaws. Company is a corporation duly organized and existing under and by virtue of the laws of the State of Delaware and is in good standing under such laws. Company has requisite corporate power and authority to own its property and to carry on its business as presently conducted or as proposed to be conducted.

                  (b) Corporate Power. Company has all requisite legal and corporate power to sell and issue this Warrant to Holder and in all other respects to carry out and perform its obligations under this Agreement.

                  (c) Authorization. All corporate action on the part of Company necessary for the authorization, execution, and delivery of this Warrant, and performance of all of Company's obligations hereunder, have been taken.

                  (d) Corporate Law Status. The Warrant is validly issued, fully paid and non-assessable, and is free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through any act or omission on the part of Company. The issuance, sale or delivery of the Warrant and Warrant Shares are not subject to any preemptive right of stockholders of Company or to any right of first refusal or other right in favor of any person, that has not been waived. The Warrant Shares, upon issuance in accordance herewith, will be validly issued, fully paid and non-assessable, and will be free and clear of all liens, charges, restrictions, claims and encumbrances imposed by or through any act or omission on the part of Company.

                  (e) Validity. The Warrant has been duly executed and delivered by Company and constitutes the legal, valid and binding obligation of Company, enforceable in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditor's rights generally, and except as enforceability may be subject to general principles of equity, whether applied in a court of equity or at law or by an arbitration panel.

                  (f) Capitalization. The authorized capital stock of the Company is set forth on Exhibit A to this Warrant attached hereto. All issued and outstanding shares of the Company listed therein have been duly authorized and validly issued and are fully paid and nonassessable. The number of shares of Series A Preferred Stock and Common Stock that are subject to options, warrants or other rights to acquire the capital stock of the Company are as set forth on such Exhibit.

         11. Representations and Warranties of Holder. Holder represents and warrants to Company, and where so stated, promises as follows:

                  (a) Unregistered Securities. Holder understands that the Warrant has not been registered under the Securities Act of 1933 or any state securities laws (collectively, "Securities Laws") in reliance upon an exemption from registration accorded for nonpublic offerings. Holder further recognizes that the Warrant may not be sold unless it and the transaction in which it is to be sold have been registered under the Securities Laws or an exemption from registration is available for such sale. Holder accepts that the Warrant will bear a legend to that effect. Further, Holder recognizes that Company has made no representations as to registration of the Warrant under the Securities Laws and that no registration is anticipated ever to occur.

                  (b) Investment Intent. Holder is acquiring the Warrant for its own account for investment and not with a view to resale or distribution. The Holder promises that it will not sell, hypothecate, transfer or otherwise dispose of the Warrant, or attempt so to do, unless it has been registered under the Securities Laws or, in the opinion of counsel reasonably acceptable to Company and its counsel, an exemption from registration is available.

                  (c) Negotiation; Access to Information. The terms of Holder's purchase of the Warrant were established by negotiations between Holder and Company's representative, and in connection therewith, Holder was given access to the relevant information it requested concerning Company's condition and operations, and the opportunity to ask questions of and receive answers from Company's representatives. Holder is knowledgeable and experienced in financial and business matters and, on the basis of the information it received concerning Company's condition and operations, Holder is in a position to make an informed investment decision concerning its investment in the Warrant and the risks attending such investment. Further, in light of its financial position, Holder is able to bear the economic risks of investment in the Warrant.

                  (d) Legends; Stop Transfer Orders. Holder hereby consents and agrees that Company may imprint on any certificate evidencing the Warrant or any of the Warrant Shares an appropriate legend or notification to the effect that such shares are not freely transferable and may be transferred only in compliance with applicable securities laws. Holder further consents and agrees that Company may give appropriate "stop order" instructions in this regard to any transfer agent for the Warrant or the Warrant Shares.

                  (e) Compliance. Holder hereby expressly promises not to offer for sale or sell the Warrant or any of the Warrant Shares, or any interest therein, except in compliance with the Securities Act of 1933, as amended, and other applicable securities laws and regulations, including those of the State of Arizona, if applicable.

         12. Delivery to Holder. As promptly as practicable after the exercise of this Warrant in whole or in part, and in any event within 10 days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

                  (a) a certificate or certificates for the number of Warrant Shares to which such Holder shall be entitled, and

                  (b) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Holder upon such exercise as provided in Section 2(a) above.

         13. Exchange of Warrants. Upon the surrender by the Holder of any Warrant or Warrants, properly endorsed, to the Company, the Company will, subject to the provisions of Section 11(a) of this Warrant, issue and deliver to or upon the order of such Holder, at the Company's expense, a new warrant or warrants of like tenor, in the name of such Holder or as such Holder may direct, calling in the aggregate on the face or faces thereof for the number of shares of Common Stock called for on the face or faces of the Warrant or Warrants so surrendered.

         14. Replacement of Warrants. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be signed by its duly authorized officer as of this 20th day of June, 1997.

                                               THE COMPANY:

ATTEST:                                        SANDBOX ENTERTAINMENT CORPORATION


By: /s/ James A. Layne                         By: /s/ Chad M. Little
    ------------------------------                 ------------------------
    Its Secretary                                  Its President


ACCEPTED AND AGREED:

CNNSI, a division of Cable News Network, Inc.

By: /s/
    -----------------------------
    Its: General Manager
         ------------------------

                           FORM OF NOTICE OF EXERCISE

                [To be signed only upon exercise of the Warrant]

                     TO BE EXECUTED BY THE REGISTERED HOLDER
                         TO EXERCISE THE WITHIN WARRANT

         1. The undersigned hereby exercises the right to purchase shares of Common Stock that the undersigned is entitled to purchase by the terms of the within Warrant according to the conditions thereof, and herewith makes payment of the Warrant Price of such shares in full. All shares to be issued pursuant hereto shall be issued in the name of and the initial address of such person to be entered on the books of the Company shall be:

_______________________________________________________________________________.

The shares are to be issued in certificates of the following denominations:

_______________________________________________________________________________.

         2. The undersigned hereby represents that the shares of the Company's Common Stock to be delivered to it pursuant to the above-mentioned exercise of the Warrant are being acquired by the undersigned as an investment and not with a view to, or for sale in connection with, the distribution of any such shares. [This paragraph 2 is not applicable if the Common Stock being acquired has been registered under the Securities Act of 1933, as amended.]


__________________________________
[Type Name of Holder]


By:    ___________________________
Title: ___________________________
Date:  ___________________________

                                    EXHIBIT A

                        SANDBOX ENTERTAINMENT CORPORATION
                             Capitalization Schedule
                               As of July 7, 1997

I.  AUTHORIZED CAPITALIZATION

Total Common Stock, $.001 par value:                               10,000,000
Total Series A Convertible Preferred Stock, $.001 par value:        3,500,000
                                                                   ----------

Total                                                              13,500,000


II.  OUTSTANDING*

Total Common Outstanding                      3,136,429
Total Preferred Outstanding                   1,981,250
         Total Outstanding                                          5,117,679

Total Warrants/Options Outstanding                                  1,431,616
                                                                    ---------

Total Common Outstanding-Fully Diluted                              6,549,295

*Does not include warrants to be issued to CNNfn or CNNSI.